UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2014

TREX COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14649	54-1910453
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

160 Exeter Drive Winchester, Virginia		22603-8605
(Address of principal executive offices)		(Zip Code)

(540) 542-6300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On November 20, 2014, Trex Company, Inc. (the “Company”), as borrower; Branch Banking and Trust Company (“BB&T”), as a Lender, Administrative Agent, Swing Line Lender and Letter of Credit Issuer ; Citibank, N.A. (“Citi”) and Bank of America, N.A. (“BOA”), each as a Lender; and BB&T Capital Markets (“BB&T Capital”), as Lead Arranger, entered into a Second Amended and Restated Credit Agreement (the “Second Amended Credit Agreement”) to amend and restate the Amended and Restated Credit Agreement dated as of January 6, 2012 by and among the Company, as borrower; BB&T as a Lender, Administrative Agent, Swing Line Lender, Letter of Credit Issuer and a Collateral Agent; Wells Fargo Capital Finance, LLC, as a Lender and a Collateral Agent; and BB&T Capital as Lead Arranger, and as further amended (the “Prior Credit Agreement”). Under the Prior Credit Agreement, BB&T and Wells Fargo provided the Company with one or more revolving loans in a collective maximum principal amount of $100,000,000 (the “Prior Revolver Loans”). The press release describing the transaction is attached as Exhibit 99.1 and is incorporated herein by reference.

The Second Amended Credit Agreement

Under the Second Amended Credit Agreement, BB&T, Citi and BOA (collectively, the “Lenders”) agreed to provide the Company with one or more revolving loans in a collective maximum principal amount of $150,000,000 from January 1 through June 30 of each year, reducing to a maximum principal amount of $100,000,000 from July 1 through December 31 of each year throughout the term, which ends November 20, 2019.

Included within the revolver loan limit were sublimits for a letter of credit facility in an amount not to exceed $15,000,000; and swing advances in an aggregate principal amount at any time outstanding not to exceed $5,000,000. The revolver loans, the letter of credit facility and the swing advance loans are for the purpose of raising working capital and supporting general business operations.

The Revolver Loans, Swing Advances, and Letter of Credit Facility

The Revolver Loans, the Swing Advances and the Letter of Credit Facility provide the Company, in the aggregate, the ability to borrow a principal amount not to exceed $150,000,000 from January 1 through June 30 of each year, reducing to a maximum principal amount of $100,000,000 from July 1 through December 31 of each year (the “Revolving Loan Limit”). The Company is not obligated to borrow any amount under the Revolving Loan Limit, and as of the date of this Current Report on Form 8-K has no outstanding balance. Within the Revolving Loan Limit, the Company may borrow, repay, and reborrow, at any time or from time to time while the Revolving Loans are in effect.

Base Rate Advances (as defined in the Second Amended Credit Agreement) under the Revolver Loans and the Swing Advances accrue interest at the Base Rate plus the Applicable Margin (as defined in the Second Amended Credit Agreement) and Euro-Dollar Advances for the Revolver Loans and Swing Advances accrue interest at the Adjusted London InterBank Offered Rate plus the Applicable Margin (as defined in the Second Amended Credit Agreement). Repayment of all then outstanding principal, interest, fees and costs is due on November 20, 2019.

Letter of Credit

The Letter of Credit Facility provides that upon application by the Company, BB&T shall issue to the Company’s credit one or more letters of credit in the aggregate amount of up to $15,000,000, or such lesser amount as may be required by law. The Company shall reimburse BB&T for all amounts payable, including interest, under a Letter of Credit at the earlier of (i) the date set forth in the application or (ii) one business day after the payment under such Letter of Credit by BB&T.

Second Modification to Amended and Restated Credit Line Deed of Trust

The Second Modification to Amended and Restated Credit Line Deed of Trust (the “Modification to Virginia Deed of Trust) grants the Lenders additional security interest in the real property owned by the Company located in the County of Frederick, Virginia and the City of Winchester, Virginia (the “Winchester Property”). Under the Virginia

Deed of Trust as modified by the Modification to Virginia Deed of Trust, the Company grants to the trustee named in the Virginia Deed of Trust certain collateral, all as more specifically described in the Virginia Deed of Trust, together with all reasonable costs and expenses incurred by BB&T Administrative Agent for the Lenders in connection with the collection of such awards, payments and proceeds, including, without limitation, reasonable attorneys’ fees.

The Virginia Deed of Trust, as modified, secures the Company’s obligations under the Second Amended Credit Agreement and other Loan Documents (as defined in the Second Amended Credit Agreement).

Modification to Deed of Trust

The Modification to Deed of Trust (the “Modification to Nevada Deed of Trust”) modifies certain terms of the Nevada Deed of Trust which grants to the Lenders a security interest in the real property owned by the Company located in the City of Fernley, County of Lyon, State of Nevada (the “Nevada Property”). Under the Nevada Deed of Trust, as modified by the Modification to Nevada Deed of Trust, the Company grants to the trustee named in the Nevada Deed of Trust certain collateral, all as more specifically described in the Nevada Deed of Trust, together with all reasonable costs and expenses incurred by BB&T as Administrative Agent for the Lenders in connection with the collection of such awards, payments and proceeds, including, without limitation, reasonable attorneys’ fees.

The Nevada Deed of Trust, as modified, secures the Company’s obligations under the Second Amended Credit Agreement and other Loan Documents (as defined in the Second Amended Credit Agreement).

Second Amended and Restated Security Agreement and Intellectual Property Security Agreement

Under the terms of the Second Amended and Restated Security Agreement, the Company, subject to certain permitted encumbrances, as collateral security for the above-stated loans and all other present and future indebtedness of the Company owing to the Lenders grants to BB&T, as Administrative Agent for the Lenders, a continuing security interest in certain collateral, all as more specifically described in the Second Amended and Restated Security Agreement.

The security interests granted to the BB&T, as Administrative Agent in the Second Amended and Restated Security Agreement for the ratable benefit of the Lenders secures: (a) the payment and performance of the Secured Obligations (as defined in the Second Amended Credit Agreement); and (b) certain reasonable costs and expenses as more specifically described therein. In addition, the Company has granted as collateral security for the above-stated loans and all other present and future indebtedness of the Company owing to the Lenders grants to BB&T, as Administrative Agent under the Credit Agreement for the Lenders a continuing security interest in certain patents and trademarks.

All capitalized terms used in this section but not otherwise defined herein or in the Second Amended Credit Agreement shall have the meanings provided for by the Uniform Commercial Code.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth under Item 1.01 of this report is incorporated by reference in this Item 1.02.

Effective as of November 20, 2014, the following were terminated:

1.	Swing Advance Note dated January 6, 2012 payable by the Company to Branch Banking and Trust Company in the amount of the lesser of $5,000,000 or the outstanding swing advances made by Branch Banking and Trust Company.

2.	Revolver Note dated February 26, 2013 payable by Trex Company, Inc. to Branch Banking and Trust Company in the amount of the lesser of $67,500,000 or the outstanding revolver advances made by Branch Banking and Trust Company.

3.	Revolver Note dated February 26, 2013 payable by Trex Company, Inc. to Wells Fargo Capital Finance, LLC in the amount of the lesser of $57,500,000 or the outstanding revolver advances made by Wells Fargo Capital Finance, LLC.

No additional fees were due or owing as a result of the termination of the aforementioned agreements.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

4.1	Second Amended and Restated Credit Agreement dated as of November 20, 2014 between the Company and Branch Banking and Trust Company, as a Lender, Administrative Agent, Swing Line Lender and Letter of Credit Issuer ; Citibank, N.A. as a Lender; Bank of America, N.A. as a Lender; and BB&T Capital Markets, as Lead Arranger. FILED HEREWITH

4.2	Revolver Note dated November 20, 2014 payable by the Company to Branch Banking and Trust Company in the amount of the lesser of $80,000,000 or the outstanding revolver advances made by Branch Banking and Trust Company. FILED HEREWITH

4.3	Revolver Note dated November 20, 2014 payable by the Company to Citibank, N.A. in the amount of the lesser of $45,000,000 or the outstanding revolver advances made by Citibank, N.A. FILED HEREWITH

4.4	Revolver Note dated November 20, 2014 payable by the Company to Bank of America, N.A. in the amount of the lesser of $25,000,000 or the outstanding revolver advances made by Bank of America, N.A. FILED HEREWITH

4.5	Swing Advance Note dated November 20, 2014 payable by the Company to Branch Banking and Trust Company in the amount of the lesser of $5,000,000 or the outstanding swing advances made by Branch Banking and Trust Company. FILED HEREWITH

4.6	Second Amended and Restated Security Agreement dated as of November 20, 2014 between the Company, as debtor, and Branch Banking and Trust Company as Administrative Agent for Branch Banking and Trust Company, Citibank, N.A. and Bank of America, N.A. FILED HEREWITH.

4.7	Second Modification to Amended and Restated Credit Line Deed of Trust, dated as of November 20, 2014, by and among the Company as grantor, BB&T-VA Collateral Service Corporation, as trustee, and Branch Banking and Trust Company, as Administrative Agent for Branch Banking and Trust Company, Citibank, N.A. and Bank of America, N.A., as Beneficiaries relating to real property partially located in the County of Frederick, Virginia and partially located in the City of Winchester, Virginia. FILED HEREWITH

4.8	Modification to Deed of Trust, dated as of November 20, 2014, by and among the Company as grantor, First American Title Insurance Company, as trustee, and Branch Banking and Trust Company, as Administrative Agent for Branch Banking and Trust Company, Citibank, N.A. and Bank of America, N.A., as Beneficiaries relating to real property located in the County of Fernley, Nevada. FILED HEREWITH

4.9	Intellectual Property Security Agreement, dated November 20, 2014, by and between Trex Company, Inc., as debtor; and Branch Banking and Trust Company, in its capacity as Administrative Agent under the Second Amended Credit Agreement and acting as agent for itself and the other secured parties. FILED HEREWITH

4.10	Press release dated November 25, 2014 regarding credit facility of $150,000,000 pursuant to the Second Amended and Restated Credit Agreement and other ancillary documents. FILED HEREWITH

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREX COMPANY, INC.

By:	/S/ RONALD W. KAPLAN
Name:	Ronald W. Kaplan
Title:	President and Chief Executive Officer

Dated: November 25, 2014

EXHIBIT INDEX

TREX COMPANY, INC.

Current report on Form 8-K

Exhibit No.	Description

4.1	Second Amended and Restated Credit Agreement dated as of November 20, 2014 between the Company and Branch Banking and Trust Company, as a Lender, Administrative Agent, Swing Line Lender and Letter of Credit Issuer ; Citibank, N.A. as a Lender; Bank of America, N.A. as a Lender; and BB&T Capital Markets, as Lead Arranger. FILED HEREWITH

4.2	Revolver Note dated November 20, 2014 payable by the Company to Branch Banking and Trust Company in the amount of the lesser of $80,000,000 or the outstanding revolver advances made by Branch Banking and Trust Company. FILED HEREWITH

4.3	Revolver Note dated November 20, 2014 payable by the Company to Citibank, N.A. in the amount of the lesser of $45,000,000 or the outstanding revolver advances made by Citibank, N.A. FILED HEREWITH

4.4	Revolver Note dated November 20, 2014 payable by the Company to Bank of America, N.A. in the amount of the lesser of $25,000,000 or the outstanding revolver advances made by Bank of America, N.A. FILED HEREWITH

4.5	Swing Advance Note dated November 20, 2014 payable by the Company to Branch Banking and Trust Company in the amount of the lesser of $5,000,000 or the outstanding swing advances made by Branch Banking and Trust Company. FILED HEREWITH

4.6	Second Amended and Restated Security Agreement dated as of November 20, 2014 between the Company, as debtor, and Branch Banking and Trust Company as Administrative Agent for Branch Banking and Trust Company, Citibank, N.A. and Bank of America, N.A. FILED HEREWITH.

4.7	Second Modification to Amended and Restated Credit Line Deed of Trust, dated as of November 20, 2014, by and among the Company, as grantor, BB&T-VA Collateral Service Corporation, as trustee, and Branch Banking and Trust Company, as Administrative Agent for Branch Banking and Trust Company, Citibank, N.A. and Bank of America, N.A., as Beneficiaries relating to real property partially located in the County of Frederick, Virginia and partially located in the City of Winchester, Virginia. FILED HEREWITH

4.8	Modification to Deed of Trust, dated as of November 20, 2014, by and among the Company as grantor, First American Title Insurance Company, as trustee, and Branch Banking and Trust Company, as Administrative Agent for Branch Banking and Trust Company, Citibank, N.A. and Bank of America, N.A., as Beneficiaries relating to real property located in the County of Fernley, Nevada. FILED HEREWITH

4.9	Intellectual Property Security Agreement, dated November 20, 2014, by and between Trex Company, Inc., as debtor; and Branch Banking And Trust Company, in its capacity as Administrative Agent under the Second Amended and Restated Credit Agreement and acting as agent for itself and the other secured parties. FILED HEREWITH

4.10	Press release dated November 25, 2014 regarding credit facility of $150,000,000 pursuant to the Second Amended and Restated Credit Agreement and other ancillary documents. FILED HEREWITH